UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OWENS REALTY MORTGAGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): July 10, 2018

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events

On July 10, 2018, Owens Realty Mortgage, Inc. (the “Company”) issued a press release titled, “Owens Urges Stockholders That Have Not Yet Voted to Vote on the White Proxy Card”. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements about the Company’s business, financial condition and prospects, and anticipated events, including the items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to materially differ from the forward-looking statements made in this Current Report and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2018 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings & Reports” section of the Company’s website at www.owensmortgage.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Owens Realty Mortgage, Inc., issued on July 10, 2018, titled “Owens Urges Stockholders That Have Not Yet Voted to Vote on the White Proxy Card”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: July 10, 2018	By:	/s/ Bryan H. Draper
	Name:	Bryan H. Draper
	Title:	President and Chief Executive Officer

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Exhibit 99.1

VOTE THE WHITE PROXY CARD TODAY

OWENS URGES STOCKHOLDERS THAT HAVE NOT YET VOTED TO VOTE ON THE WHITE PROXY CARD.

WALNUT CREEK, Calif., July 10, 2018 -- Owens Realty Mortgage, Inc. (NYSE American: ORM) (the “Company” or “ORM”) today announced that it has sent a letter to its stockholders. A full copy of the letter can be found below:

VOTE FOR OWENS REALTY MORTGAGE’S DIRECTOR NOMINEES
BRYAN DRAPER AND JAMES KESSLER ON THE WHITE PROXY CARD TODAY. YOUR VOTE COUNTS!

IF YOU HAVE ALREADY VOTED FOR BRYAN DRAPER AND JIM KESSLER, THANK YOU, AND
YOU CAN DISREGARD THIS LETTER.

July 10, 2018

Dear Fellow Stockholders,

The future of Owens Realty Mortgage will be decided in less than a week at our Annual Meeting of Stockholders scheduled for July 16th. When you lay out the path your Board has successfully forged for the Company and all stockholders as opposed to the path the Hovde Group plans to take, the choice is clear – vote on the WHITE card for Bryan H. Draper and James M. Kessler.

ORM, Bryan Draper and James Kessler		THE HOVDE GROUP, Steven Hovde and James Hua
✓	Delivered an 87% Total Stockholder Return, repurchased $36.2MM in stock and paid $1.64 in dividends per share[1]	×	Self-serving, dangerously aggressive stock repurchases that could jeopardize future dividends and set the Company on a path to liquidation
✓	Committed to a diverse and independent Board with a newly appointed female director and the appointment of an independent Chairman	×	Dismissed benefits of Board diversity by rejecting an offer to add a mutually agreeable female director to represent its interests on the Board
✓	Recently restructured management agreement, significantly reducing fees and ensuring an alignment of interests in growing equity value	×	Has only proposed a “plan to make a plan” with respect to further restructurings of the management agreement
✓	Long-term investors with the Board and management consistently buying stock personally	×	Short-term stockholder, started selling shares in late May, asked for buyout and indicated it plans to sell shares within one year
✓	Highly qualified directors with extensive experience with the Company’s business and assets	×	Over-boarded, distracted and/or under- qualified nominees that lack a fundamental understanding of the business
✓	History of transparency and commitment to maximizing equity value for all stockholders	×	Cherry-picking financial data and dates to mislead stockholders
✓	Multiple attempts to avoid a costly and distracting proxy fight	×	Rejected all settlement offers

[1]	Since public listing on July 1, 2013 through May 9, 2018 (the day before the Hovde Group’s first public letter).

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VOTE THE WHITE PROXY CARD TODAY

Do not be tricked by the Hovde Group’s misrepresentations about fees paid to ORM’s external manager. We recently negotiated a restructured and permanently reduced management fee with our external manager that is in-line with our peers on a logic/structure basis. In addition, our external management agreement does not have a termination fee, though it is often the case that our externally managed peers are subject to these fees.

Stockholders should also know that we rejected the Hovde Group’s April 18, 2018 demand that the Company buy the Hovde Group out at $18.25 per share. We listened carefully to stockholders after our settlement with Freestone Capital in January. We committed then to never again engage in a buyout in which all stockholders could not participate. It ill-behooves the Hovde Group and its nominees, therefore, to claim they have all stockholders’ interests in mind, yet to simultaneously demand a buyout that only benefits themselves.

ORM’S NOMINEES, BRYAN DRAPER AND JAMES KESSLER, ARE BEST QUALIFIED TO SERVE ALL STOCKHOLDERS

As a stockholder, you have the ability to protect your investment by voting for our highly qualified nominees – Bryan Draper (also the Company’s CEO) and James Kessler. Mr. Draper’s extensive experience in the commercial mortgage financing and real estate industries, including REO dispositions, credit facilities, and risk oversight, along with his CPA certification and accounting and financial expertise make him well qualified to serve as a director of the Company. Likewise, Mr. Kessler’s extensive experience in real estate investment, development, business operations and management industries, including his positions in two publicly traded REITs, strengthens our Board’s collective qualifications, skills, experience and viewpoints. Mr. Draper and Mr. Kessler bring decades of industry-specific credentials that contribute greatly to the composition of your Board, the ongoing successful execution of the Company’s strategic plan and the long-term value of your investment.

WE URGE YOU TO VOTE THE WHITE PROXY CARD
AND SUPPORT OUR HIGHLY QUALIFIED NOMINEES

You may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Your vote is extremely important. Please discard any gold proxy cards you have received from the Hovde Group. If you have already returned a gold proxy card, you can change your vote simply by signing, dating and returning a WHITE proxy card today. Only your latest dated proxy card will be counted.

If you have questions about how to vote your shares, please contact Georgeson, LLC, our proxy solicitor, at (888) 206-5970 or ORM@Georgeson.com.

We are extremely honored to serve on behalf of you, our stockholders. Your Board and management team are committed to constructive engagement with our stockholders and maximizing the value of your investment.

On behalf of the Board, thank you for your continued support.

Very truly yours,

The Owens Realty Mortgage Board

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VOTE THE WHITE PROXY CARD TODAY

VOTE ON THE WHITE PROXY CARD TODAY

BRYAN DRAPER	JAMES KESSLER

THROW AWAY THE GOLD CARD OR ANY OTHER PROXY MATERIALS

About Owens Realty Mortgage, Inc.

Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust (“REIT”) that focuses on the origination, investment, and management of commercial real estate mortgage loans. We provide customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. Our primary objective is to provide investors with attractive current income and long-term stockholder value. Owens Realty Mortgage, Inc., is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

Additional information can be found on the Company’s website at www.owensmortgage.com.

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company’s plans, strategies, prospects, and anticipated events, including the Hovde Group’s plans and the transactions or other items discussed in this press release, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2018 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings & Reports” section of the Company’s website at www.owensmortgage.com.

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